BancorpSouth, Inc. Investor Presentation February 2012 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-
looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,”
“expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the use of non-GAAP financial measures, maturities of our CDs, pro forma capital ratios, our strategic focus, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, the Company’s ability to improve its internal controls adequately, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, limitations on the Company’s ability to declare and pay dividends, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Non-GAAP Financial Disclaimer

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels.  Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in tangible assets.
Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to provision for credit losses.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.

Strong core capital base
Overview of BancorpSouth, Inc.
$13.0 billion in assets
287 locations with reach throughout a 9-state footprint
Customer-focused business model with comprehensive line of financial products and banking services for individuals and small to mid-size businesses
Nation’s 26
th
largest insurance agency / brokerage operation
Strong mortgage operations with production totaling $1.2 billion for 2011
Consistent core earnings with pre-tax, pre-provision earnings of $186.1 million
(excluding MSR impairment)

Data as of and for the year ended December 31, 2011
Insurance ranking from Business Insurance Magazine as of December 31, 2010
Common equity: $1.3 billion
Tangible shareholders’ equity / tangible assets: 7.67%
Total risk-based capital ratio: 13.03%

St. Louis
MISSOURI
Springfield
Nashville
TENNESSEE
Jackson
Fayetteville
Jonesboro
Fort Smith
Little Rock
ARKANSAS
Memphis
Tupelo
Huntsville
MISSISSIPPI
Starkville
Birmingham
ALABAMA
Texarkana
Longview
Tyler
Shreveport
Jackson
LOUISIANA
Alexandria
Hattiesburg
Mobile
Destin
FLORIDA
TEXAS
Baton Rouge

ALABAMA - FLORIDA

ARKANSAS

MISSISSIPPI
- TUPELO
- CENTRAL
- MID
- SOUTH

MISSOURI

NE TENNESSEE

SW TN - NW MS

TEXAS - LOUISIANA

5 Regional Management Structure

Balance Sheet Summary
Dollars in millions, except per share
12/31/11 9/30/11 12/31/10
Total assets $12,996 $13,199 $13,615 (4.5) %
Cash and equivalents 499 500 272 83.5
Securities 2,514 2,482 2,709 (7.2)
Loans, net of unearned income 8,870 9,056 9,333 (5.0)
Allowance for credit losses (195) (200) (197) (1.0)
Total deposits 10,955 11,063 11,490 (4.7)
Short-term borrowings 375 451 443 (15.3)
Shareholders' equity 1,263 1,267 1,222 3.4
Book value per share 15.13 15.17 14.64 3.3
Tangible book value per share 11.68 11.71 11.17 4.6
12/31/11 vs 12/31/10
% Change

Common Stock Offering
Pro forma capital ratios assume $109 million of net proceeds.
Closed $115 million common stock
offering on January 24, 2012
Improves capitalization at the
Holding Company and maintains
flexibility at the Bank
Increases Holding Company
liquidity
Enhances strategic flexibility
Positioned for recovery
Ability to invest
Opportunistic M&A
Holding Company Capital Ratios

TCE / TA Tier 1 Common
Ratio
Tier 1 Ratio
12/31/11 12/31/11 Pro Forma
7.67%
10.15%
11.77%
8.46%
11.28%
12.90%
6.00%
8.00%
10.00%
12.00%
14.00%

Recent Operating Results
12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
Net interest revenue $107.5 $108.1 $109.9 $109.4 $110.2
Provision for credit losses 19.3 25.1 32.2 53.5 43.3
Noninterest revenue 65.3 62.1 75.1 68.3 74.0
Noninterest expense 135.9 130.7 137.1 130.0 123.5
Income (loss) before income taxes 17.7 14.3 15.7 (5.8) 17.4
Income tax provision (benefit) 4.4 2.4 2.9 (5.3) 1.6
Net income (loss) $13.3 $11.9 $12.8 ($0.5) $15.8
Net income (loss) per share:  diluted $0.16 $0.14 $0.15 ($0.01) $0.19
Nonrecurring/Noncash Items*
MSR valuation adjustment ($1.0) ($11.7) ($3.8) $2.5 $8.9
Security gains (losses), net -                  2.0                10.0             -                  (0.5)
Prepayment penalty on FHLB borrowings -                  -                  (9.8)              -                  -
Branch closure expense -                  (3.1)              -                  -                  -
Total nonrecurring/noncash items ($1.0) ($12.8) ($3.6) $2.5 $8.4
      Three Months Ended
Dollars in millions, except per share data
  *Represents both nonrecurring and noncash items that are included in income before taxes but are not considered to be a component of core operating earnings

$55
$46
$56
$61
$48
$48
$39
$37
$55
$55
$61
$52
$45
$52
$51
$38
$0
$10
$20
$30
$40
$50
$60
$70
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Pre-tax, Pre-provision Earnings
Pre-tax, Pre-provision Earnings (excl. MSR impairment)

Stable and Consistent Pre-tax, Pre-provision Earnings
Dollars in millions
Data for quarters ended as of dates shown

Stable Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

3.68%
3.75% 3.77%
3.70%
3.69%
3.71%
3.66%
3.69%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 3/31/11 6/30/11 9/30/11 12/31/11

Mortgage
lending
11%
Card and
merchant fees
16%
Service
charges
25%
Trust income
4%
Insurance
commissions
32%
Other
12%
Diversified Revenue Stream
Noninterest Revenue Composition
Insurance and mortgage businesses
provide significant sources of noninterest
revenue
Historically, over 35% of total revenue
has been derived from noninterest
sources
Insurance commissions were up 6% for
2011 compared to 2010
Mortgage production volume totaled $1.2
billion for 2011
Total Noninterest Revenue of $272.4M*

Percentages and amounts based on data for the twelve months ended December 31, 2011
*Excludes net securities gains of $12.1 million and MSR impairment of $13.7 million

Noninterest Revenue

Excludes net securities gains and MSR impairment
Data for quarters ended as of dates shown
$22M $22M
$21M
$18M
$23M $23M
$22M
$19M
$0
$20
$40
$60
$80
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Insurance Commissions All Other Noninterest Revenue
$62M
$66M
$72M
$66M
$66M
$69M
$72M
$66M
Noninterest revenue continues to be a stable and significant source of revenue.
Insurance business continues to perform well and typically makes up approximately
1/3 of noninterest revenue.

Time
27%
Interest Bearing
DDA
43%
Savings
9%
Non-Interest
Bearing
21%

BancorpSouth
Right Where You Are

Core Deposit Franchise
As of and for the periods ended December 31, 2011
$11.0B Total
Deposit Composition

Approximately 87% of total deposits are
core, yielding a 92% loan / core deposit
ratio
Noninterest bearing deposits have grown
approximately 10% since December 31,
2010
Cost of total deposits for the quarter
ended December 31, 2011 was 0.67%
Over $1 billion in CDs are maturing over
the next two quarters at a weighted
average rate of approximately 1.26%

BancorpSouth
Right Where You Are

Net loans and leases as of December 31, 2011
**"Other" includes all other geographic regions and lines of business not managed by a geographic region*
***Excludes the Greater Memphis Area*

Diversified Loan Portfolio
$8.9B Portfolio
Loans By Category Loans By Geography

Commercial &
Industrial
16%
Consumer Mortgages
22%
Home
Equity
6%
Agricultural
3%
C&I Owner-
15%
Construction,
Acquisition & Dev.
10%
Commercial Real
Estate
20%
Credit Cards
1%
Other
7%
AL & FL
Panhandle
8%
AR**
14%
MS**
29%
MO
6%
Greater
Memphis
6%
TN**
8%
TX & LA
19%
Other*
10%
Occupied

% Change
As of Linked YOY
12/31/11 9/30/11 12/31/10
12/31/11 vs. 9/30/11 12/31/11 vs. 12/31/10
Commercial and industrial 1,474 $   1,503 $   1,491 $   (2.0%) (1.2%)
Real estate:
Consumer mortgages 1,945      1,966      1,952      (1.1%) (0.3%)
Home equity 514         523         543         (1.7%) (5.3%)
Agricultural 239         250         252         (4.1%) (5.1%)
Commercial and industrial-owner occupied 1,302      1,330      1,331      (2.1%) (2.2%)
Construction, acquisition and development 908         977         1,175      (7.0%) (22.7%)
Commercial 1,754      1,772      1,817      (1.0%) (3.5%)
Credit Cards 106         103         106         3.0% (0.1%)
Other 627         632         665         (0.8%) (5.7%)
Total 8,870 $   9,056 $   9,333 $   (2.0%) (5.0%)
Loan Portfolio
Continue to decrease exposure in the CAD portfolio
Excluding the impact of CAD portfolio - total loans declined 2.4% from December
31, 2010

Dollars in millions
Net loans and leases

Credit Quality Improvement
Non-performing loans decreased 11.2% from the previous quarter
Non-performing assets decreased 5.6% from the previous quarter
Both NPLs and NPAs have declined for three consecutive quarters
51% of non-accrual loans paying as agreed
85% of non-accrual loans were impaired and carried at 68% of unpaid principal balance (“UPB”)
Sales of OREO properties during the quarter totaled $16.7 million,

At and for the three months ended December 31, 2011
“Paying as agreed” includes loans < 30 days past due with payments occurring at least quarterly resulting in no material net gain/loss.  OREO is carried at 54% of aggregate loan balances at time of foreclosure

4Q11 NPL Improvement

Dollars in millions
As of
12/31/11 9/30/11 Change
Non-accrual loans and leases $276.8 $314.5 ($37.7)
Loans and leases 90+ days past due, still accruing 3.4 7.3 (3.9)
Restructured loans and leases, still accruing 42.0 41.0 1.0
Total non-performing loans and leases $322.3 $362.8 ($40.5)
Allowance for credit losses to net loans and leases 2.20% 2.21%
Allowance for credit losses to non-performing loans and leases 60.55% 55.04%
Non-performing loans and leases to net loans and leases 3.63% 4.01%

BancorpSouth

Right Where You Are

As of December 31, 2011

NPLs include nonaccrual loans, loans 90+ days past due and restructured loans

*"Other" includes all other geographic regions and lines of business not managed by a geographic region

**Excludes the Greater Memphis Area

NPLs By Type & Location
NPLs By Category NPLs By Geography

Commercial & Industrial
4%
Consumer Mortgages
16%
Home Equity
1%
Agricultural
1%
- C&I Owner
Occupied
13%
Construction, Acquisition
& Development
42%
Commercial
Real Estate
19%
Credit Cards
1%
Other
2%
AL & FL
Panhandle
16%
AR**
8%
MS**
17%
MO
15%
Greater
Memphis
13%
TN**
9%
TX & LA
18%
Other*
4%

Newly Identified Non-Accrual Loans
$131M
$111M
$50M
$61M
$39M
$60M
$52M
$48M
$54M
$38M
$0
$20
$40
$60
$80
$100
$120
$140
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Newly Identified Non-Accrual Loans Loans 30-89 Days Past Due, Still Accruing
Dollars in millions
Newly identified non-accrual loans for quarters ended as of dates shown

Non-Accrual Loans

51% of non-accrual loans were paying as agreed as of December 31, 2011
$0
$100
$200
$300
$400
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
36%
37%
47% 48%
51%

Net Charge-offs are Stabilizing

Net Charge-Offs Net Charge-offs / Average loans
$51
$52
$33
$23
$24
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
% Avg. Loans
Data for quarters ended as of dates shown
Dollars in millions

Strategic Focus
Preserve strong capital and position the Company for economic recovery
Focus on asset quality
Pursue quality loan growth
Take advantage of market disruption
Grow core earnings through margin expansion and revenue growth
Expense control and reduction

Summary
Leading Mid-South Regional Bank Serving Our Communities for Over 100 Years
Stable net interest margin and historically over 35% of the revenue stream derived from noninterest sources
High Quality Deposit Franchise with a Stable Core Deposit Base
87% core deposits*
Cost of total deposits of 0.67%
Positive Asset Quality Trends
11.2% decline in non-performing loans and 5.6% decline in non-performing assets from Q3‘11 to Q4’11
NPLs and NPAs have declined for three consecutive quarters
51% of nonaccrual loans paying as agreed
Consistent Pre-tax, Pre-Provision Earnings

Proven and Experienced Management Team
Diversified Revenue Stream
At and for the three months ended December 31, 2011
*Includes all deposits except CDs>100K

Appendix

Non-GAAP Financial Reconciliation
Pre-Tax, Pre-Provision Earnings Reconciliation
Q4-11 Q3-11 Q2-11 Q1-11 Q4-10 Q3-10 Q2-10 Q1-10
(Dollars in Thousands)
Net Interest Income Before Provision --> A $107,489 $108,075 $109,912 $109,437 $110,253 $109,678 $109,329 $111,882
Noninterest Income --> B 65,335 62,055 75,144 68,311 73,974 69,752 57,086 63,332
Noninterest Expense --> C 135,856 130,698 137,069 130,010 123,447 123,087 120,016 120,483
Pre-Tax Pre-Provision Earnings --> D=A+B-C 36,968 39,432 47,987 47,738 60,780 56,343 46,399 54,731
MSR Valuation Adjustment --> E (991) (11,676) (3,839) 2,540 8,895 (4,609) (8,323) 8
Pre-Tax Pre-Provision Earnings (Excluding MSR Adjustment) --> F=D-E 37,959 51,108 51,826 45,198 51,885 60,952 54,722 54,723
Tangible Common Equity / Tangible Assets (TCE/TA) and Tangible Book Per Share
Pro Forma As of As of As of
12/31/2011* 12/31/2011 9/30/2011 12/31/2010
(In Thousands, Except Percentages and Per Share Amounts)
Common Equity --> A $1,371,912 $1,262,912 $1,266,753 $1,222,244
Assets --> B 13,104,851 12,995,851 13,198,518 13,615,010
Intangibles --> C 287,910 287,910 288,723 289,720
Tangible Common Equity --> D=A-C 1,084,002 975,002 978,030 932,524
Tangible Assets --> E=B-C 12,816,941 12,707,941 12,909,795 13,325,290
Tangible Common Equity / Tangible Assets (%) -- > F=D/E 8.46% 7.67% 7.58% 7.00%
Common Shares Outstanding -- > G 83,484 83,489 83,482
Tangible Book Value Per Share -- > D=D/G 11.68 11.71 11.17
*Assumes $109 million of net proceeds from common stock offering